Huntington ForeRetirement Variable Annuity

Supplement Dated March 17, 2014 to your

Prospectus dated November 18, 2013

The Board of Trustees of The Huntington Funds on January 30, 2014, considered and approved the recommendation of Huntington Asset Advisors, Inc. to dissolve and liquidate the Huntington VA Growth Fund, Huntington VA Mortgage Securities Fund and Huntington VA Rotating Markets Fund (“Liquidating Funds”) on or about the close of business on May 16, 2014.

LIQUIDATING FUNDS

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Huntington VA Growth Fund

Huntington VA Mortgage Securities Fund

Huntington VA Rotating Markets Fund

Effective as of the close of business on or about May 16, 2014, any Contract Value allocated to the Liquidating Funds’ Sub-Accounts will be transferred to the Invesco V. I. Money Market Fund Sub-Account.

Due to the liquidation of the Funds, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Accounts, including program trades effective as of the close of business on May 15, 2014.  You may transfer some or all of your Contract Value in the affected Sub-Accounts to other investment options currently offered by your Contract.

Also, effective as of the close of business on May 16, 2014:

(i)         any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Accounts will be terminated; and

(ii)      Systematic Withdrawal Programs will continue uninterrupted and will be automatically updated to reflect the Invesco V.I. Money Market Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Liquidating Funds, all references to the Liquidating Funds in the prospectus are deleted.

This Supplement Should Be Retained For Future Reference.

HFR.1-031714-FC